EXHIBIT 99.2

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                             COVER-ALL TECHNOLOGIES, INC.

                                   CONVERTIBLE NOTE
                                  PURCHASE AGREEMENT



                                 As of March 14, 1997




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

                                  TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----

          1.   Purchase and Sale of Notes. . . . . . . . . . . . .   1
               1.1. Purchase and Sale. . . . . . . . . . . . . . .   1

          2.   Closing . . . . . . . . . . . . . . . . . . . . . .   1
               2.1. Closing. . . . . . . . . . . . . . . . . . . .   1
               2.2. Deliveries . . . . . . . . . . . . . . . . . .   1

          3.   Representations and Warranties of the Company . . .   1
               3.1. Organization and Standing;
                     Certificate and Bylaws. . . . . . . . . . . .   2
               3.2. Corporate Power. . . . . . . . . . . . . . . .   2
               3.3. Capitalization . . . . . . . . . . . . . . . .   2
               3.4. Authorization. . . . . . . . . . . . . . . . .   2
               3.5. Compliance with Other Instruments;
                     No Violation. . . . . . . . . . . . . . . . .   3
               3.6. Governmental Consents. . . . . . . . . . . . .   3
               3.7. Securities Law Exemption . . . . . . . . . . .   3

          4.   Representations and Warranties of the Purchasers. .   4
               4.1. Experience . . . . . . . . . . . . . . . . . .   4
               4.2. Investment . . . . . . . . . . . . . . . . . .   4
               4.3. Restriction on Transferability . . . . . . . .   4
               4.4. Access to Data . . . . . . . . . . . . . . . .   4
               4.5. Corporate Power; Authorization . . . . . . . .   5
               4.6. Corporate Power and Authorization as
                     to Release Agreement. . . . . . . . . . . . .   5

          5.   Deliveries at Closing . . . . . . . . . . . . . . .   5
               5.1. Company's Deliveries . . . . . . . . . . . . .   5
               5.2. Purchasers' Deliveries . . . . . . . . . . . .   6

          6.   Restrictions on Transferability of Securities;
               Compliance with Securities Act. . . . . . . . . . .   6
               6.1. Restrictions on Transferability. . . . . . . .   6
               6.2. Restrictive Legends. . . . . . . . . . . . . .   6
               6.3. Notice of Proposed Transfers . . . . . . . . .   7
               6.4. Removal of Restrictions on Transfer
                     of Securities . . . . . . . . . . . . . . . .   7

          7.   Agreements Relating to Tandem Capital Financing . .   7
               7.1. Exclusive Engagement . . . . . . . . . . . . .   7
               7.2. Actions to Occur at Consummation of Tandem
                    Financing. . . . . . . . . . . . . . . . . . .   7

          8.   Miscellaneous . . . . . . . . . . . . . . . . . . .   8
               8.1. Governing Law. . . . . . . . . . . . . . . . .   8
               8.2. Survival . . . . . . . . . . . . . . . . . . .   8
               8.3. Finder's Fee . . . . . . . . . . . . . . . . .   8
               8.4. Successors and Assigns . . . . . . . . . . . .   8
               8.5. Entire Agreement . . . . . . . . . . . . . . .   8
               8.6. Severability . . . . . . . . . . . . . . . . .   8
               8.7. Amendment and Waiver . . . . . . . . . . . . .   9
               8.8. Delays or Omissions. . . . . . . . . . . . . .   9
               8.9. Notices. . . . . . . . . . . . . . . . . . . .   9
               8.10. Titles and Subtitles. . . . . . . . . . . . .   9
               8.11. Counterparts. . . . . . . . . . . . . . . . .  10

                                  TABLE OF EXHIBITS
                                  -----------------

          Exhibit A    Form of Convertible Note

          Exhibit B    Schedule of Exceptions

          Exhibit C    Form of Registration Rights Agreement

          Exhibit D    Form of License Amendment

          Exhibit E    Form of Purchase Agreement Amendment

          Exhibit F    Form of Release Agreement

          Exhibit G    Wire Transfer Instructions

                                   CONVERTIBLE NOTE
                                  PURCHASE AGREEMENT


               This Agreement is made as of March 14, 1997, by and between Cover-All Technologies, Inc., a Delaware corporation (the "Company"), and Software Investments Limited, a British Virgin
           -------
          Island corporation ("SIL"), Atlantic Employers Insurance Company,
                               ---
          a New Jersey corporation ("AEIC"), and Roger D. Bensen ("Bensen"
                                     ----                          ------
          and, together with SIL and AEIC, the "Purchasers").
                                                ----------


                                   R E C I T A L S
                                   - - - - - - - -


               WHEREAS, the Purchasers and the Company desire to set forth the terms and conditions upon which each of the Purchasers will purchase from the Company a convertible note in the aggregate principal amount of $250,000.00.

               NOW, THEREFORE, based upon the foregoing premises and subject to the terms and conditions hereinafter set forth, the parties hereto hereby agree as follows:

          1.   PURCHASE AND SALE OF NOTES.
               --------------------------

               1.1. Purchase and Sale.  Subject to the terms and
                    -----------------
          conditions hereof, concurrent with the execution and delivery hereof the Company is issuing and selling to each of the Purchasers, and each Purchaser is purchasing from the Company, the Company's convertible note in the principal amount of $250,000.00 in the form set forth as Exhibit A annexed hereto (collectively, the
                            ---------
          "Notes"), for an aggregate purchase price of $750,000.
           -----

          2.   CLOSING.
               -------

               2.1. Closing.  The closing of the sale and purchase of the
                    -------
          Notes (the "Closing") is occurring concurrently with the
                      -------
          execution and delivery of this Agreement.

               2.2. Deliveries.  Concurrent with the execution and
                    ----------
          delivery of this Agreement, the Company and the Purchasers are delivering those documents, instruments and other items set forth in Section 5 hereof.

          3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
               ---------------------------------------------

               Except as otherwise set forth on the Schedule of Exceptions attached as Exhibit B (the "Schedule of Exceptions"),
                      ---------       ----------------------
          specifically identifying the relevant paragraph contained in this
          Section 3 to which such exception relates, the Company represents and warrants to the Purchasers as follows:

               3.1. Organization and Standing; Certificate and Bylaws.
                    -------------------------------------------------
          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the property owned, leased or licensed by it or the nature of the business conducted by it makes such qualification or licensure necessary, except where the failure to be so qualified or licensed will not have a material adverse effect on the Company. The Company has furnished the Purchaser with copies of its Certificate of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the date hereof.

               3.2. Corporate Power.  The Company has all requisite
                    ---------------
          corporate power to (i) execute and deliver (A) this Agreement,
          (B) the Registration Rights Agreement dated of even date herewith between the Company, SIL and AEIC in the form set forth as Exhibit C annexed hereto (the "Registration Agreement"), (C) the
          ---------                      ----------------------
          Amendment to Exclusive Software License Agreement dated of even date herewith between the Company and Care Corporation Limited, a British Virgin Island corporation ("Care"), in the form set forth
                                              ----
          as Exhibit D annexed hereto (the "License Amendment"), and (D)
             ---------                      -----------------
          the Amendment to Stock Purchase Agreement dated of even date herewith between the Company, SIL and Care in the form set forth as Exhibit E annexed hereto (the "Purchase Agreement Amendment"),
             ---------                      ----------------------------
          (ii) sell and issue the Notes hereunder, (iii) issue the shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issuable upon conversion of the Notes (the
           ------------
          "Conversion Stock"), and (iv) carry out and perform its
           ----------------
          obligations under the terms of this Agreement, the Notes, the Registration Agreement and the License Amendment and the Purchase Agreement Amendment.

               3.3. Capitalization.  The authorized capital stock of the
                    --------------
          Company and the outstanding capital stock of the Company, as of the date hereof (but immediately prior to giving effect to the transactions contemplated hereby), is as follows: authorized -- 20,000,000 shares of Common Stock; outstanding -- 17,351,883 shares of Common Stock. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in full compliance with applicable federal and state securities laws.

               3.4. Authorization. All corporate action on the part of the
                    -------------
          Company necessary for the authorization, execution and delivery by the Company of this Agreement, the Notes, the Registration Agreement, the License Amendment and the Purchase Agreement Amendment, the authorization, issuance, sale and delivery of the Notes and the Conversion Stock, and the performance of all of the Company's obligations hereunder and under the Notes, the Registration Agreement, the License Amendment and the Purchase Agreement Amendment, has been taken. Each of this Agreement, the Notes, the Registration Agreement, the License Amendment and the Purchase Agreement Amendment constitutes a valid and legally binding obligation of the Company enforceable in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Conversion Shares, when issued in compliance with the provisions of this Agreement and the Notes, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the respective Purchaser; provided, however, that the Notes and the Conversion Stock may be
          --------  -------
          subject to restrictions on transfer under applicable securities laws as set forth herein. The issuance of the Conversion Stock is not subject to any preemptive rights or right of first refusal. The Conversion Stock has been duly and validly reserved for issuance. The Conversion Shares to be issued to the Purchasers will be entitled to the benefits of the Registration Rights Amendment.

               3.5. Compliance with Other Instruments; No Violation.  The
                    -----------------------------------------------
          Company is not in violation of any term of (i) its Certificate of
          Incorporation or Bylaws, or (ii) any material contract, instrument, judgment, decree or order, or any statute, rule or regulation applicable to the Company that would have a material adverse effect on the Company. No event or failure of performance has occurred which, with the passage of time or the giving of notice or both, would constitute such a violation. The execution, delivery and performance of and compliance with this Agreement, the Notes, the Registration Rights Amendment, the License Amendment and the Purchase Agreement Amendment and the consummation of the transactions contemplated hereby and thereby, have not resulted and will not result in any such violation, or be in conflict with or constitute (with or without the passage of time or giving of notice or both) a default under any such material contract, instrument, judgment, decree or order, or any statute, rule or regulation applicable to the Company, or result in the creation of any lien, mortgage, pledge, encumbrance or charge upon any of the properties or assets of the Company.

               3.6. Governmental Consents.  No consent, approval or
                    ---------------------
          authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Notes, the Registration Rights Amendment, the License Amendment or the Purchase Agreement Amendment, or the offer, sale or issuance of the Note or the Conversion Stock, or the consummation of any other transaction contemplated hereby or thereby.

               3.7. Securities Law Exemption.  Subject to the accuracy of
                    ------------------------
          the Purchasers' representations in Section 4 of this Agreement, the offer, sale and issuance of the Notes and the issuance of the Conversion Stock constitute transactions exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act" or the
                                                   --------------
          "Act"), and have been registered or qualified (or are exempt from
           ---
          registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

          4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.
               ------------------------------------------------

               Each Purchaser represents and warrants, on its or his own behalf and not on behalf of any of the other Purchasers, to the Company as follows:

               4.1. Experience.  The Purchaser, as a principal stockholder
                    ----------
          of the Company and, in the case of SIL and AEIC, whose representative is a member of the Company's Board of Directors, acknowledges that it is fully familiar with the Company, and its business, financial condition and prospects. In addition, the Purchaser has sufficient experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser is an "accredited investor" as defined in Rule 501(a) under the Act.

               4.2. Investment.  The Purchaser is acquiring the Note to be
                    ----------
          issued to such Purchaser and the Conversion Stock issuable upon conversion thereof for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser under-stands that the sale of the Note to be issued to such Purchaser and the Conversion Stock issuable upon conversion thereof have not been registered under the Securities Act or any state securities laws by reason of a specific exemption from the registration provisions of the Securities Act and such securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

               4.3. Restriction on Transferability.  The Purchaser
                    ------------------------------
          acknowledges that the Note to be issued to such Purchaser and the Conversion Stock issuable upon conversion thereof must be held indefinitely unless subsequently registered under the Securities Act and the applicable state securities laws or unless an exemption from such registration is available.

               4.4. Access to Data.  The Purchaser has had an opportunity
                    --------------
          to discuss the Company's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to its satisfaction. The Purchaser acknowledges that the Company has fully provided the Purchaser or its counsel with (i) all material information which the Purchaser has requested for deciding whether to purchase the Note to be issued to such Purchaser, and (ii) all material information which the Purchaser believes is reasonably necessary to enable the Purchaser to make such decision.

               4.5. Corporate Power; Authorization.  Each Purchaser which
                    ------------------------------
          is a corporation has all requisite corporate power and authority to execute and deliver this Agreement. Each Purchaser who is an individual has full power and authority and legal capacity to execute and deliver this Agreement. All corporate action on the part of each Purchaser which is a corporation necessary for the authorization, execution and delivery by such Purchaser of this Agreement and the performance of all of such Purchaser's obligations hereunder has been taken. This Agreement constitutes a valid and legally binding obligation of each Purchaser enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

          5.   DELIVERIES AT CLOSING.
               ---------------------

               5.1. Company's Deliveries.  Concurrent with the execution
                    --------------------
          and delivery hereof, at the Closing of the sale and purchase of the Notes, the Company is delivering or causing to be delivered to the indicated Purchaser, the following:

                    (a) To each Purchaser, a Note in the aggregate principal amount of $250,000.00.

                    (b) To each Purchaser, a certified copy of resolutions adopted by the Company's Board of Directors with respect to the sale of the Notes, the reservation for issuance of the Conversion Stock, and the execution and delivery of the Registration Agreement, License Amendment and Purchase Agreement Amendment.

                    (c)  To each Purchaser, an executed Registration
          Agreement.

                    (d)  To SIL (on behalf of Care), an executed License
          Amendment.

                    (e) To SIL (on its own behalf and on behalf of Care), an executed Purchase Agreement Amendment.

                    (f) To each Purchaser, the resignation of Alfred Moccia as Chairman of the Board and Chief Executive Officer of the Company to become effective immediately after the Closing.

                    (g) To each Purchaser, a certified copy of resolutions adopted by the Company's Board of Directors expanding the number of members constituting the Board of Directors to eight (8) members and electing Messrs. Earl Gallegos and Brian McGowan as directors of the Company.

                    (h) To each Purchaser, a certified copy of resolutions adopted by the Company's Board of Directors electing Mr. Brian McGowan as Chairman of the Board and Chief Executive Officer of the Company and Mr. Mark Johnston as Chief Financial Officer of the Company, in each case to become effective immediately after the Closing.

               5.2. Purchasers' Deliveries.  Concurrent with the execution
                    ----------------------
          and delivery hereof, at the Closing of the sale and purchase of the Notes, the indicated Purchaser is delivering or causing to be delivered to the Company, the following:

                    (a) By each Purchaser, the $250,000 purchase price for each Purchaser's respective Note, paid by wire transfer pursuant to those wire transfer instruction set forth on Exhibit G annexed
          hereto.                                         ---------

                    (b)  By each Purchaser, an executed Registration
          Agreement.

                    (c)  By SIL, a License Amendment executed by Care.

                    (d) By SIL, an executed Purchase Agreement Amendment (which shall also be executed by Care).

                    (e) By SIL, an executed Release and Discharge Agreement in the form set forth as Exhibit F annexed hereto
                                             ---------
          (which shall also be executed by Care).

          6.   RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
               COMPLIANCE WITH SECURITIES ACT.
               ---------------------------------------------

               6.1. Restrictions on Transferability.  The Note and the
                    -------------------------------
          Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 6, which conditions are intended to ensure compliance with the provisions of the Securities Act and the applicable state securities laws. Each Purchaser will cause any proposed purchaser, assignee, transferee or pledgee of such Purchaser's Note or the Conversion Stock held by such Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 6.

               6.2. Restrictive Legends.
                    -------------------

                    Each Note and each certificate representing the Conversion Stock (and any other securities issued in respect of the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) shall (unless otherwise permitted by the provisions of Section 6.3 below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

          [THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE/THIS NOTE HAS] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER [THE SHARES REPRESENTED BY THIS CERTIFICATE/THIS NOTE] NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT OR SUCH LAWS AND RULES AND REGULATIONS THEREUNDER.

               6.3. Notice of Proposed Transfers.  The holder of each Note
                    ----------------------------
          and each certificate representing the Conversion Stock by acceptance thereof agrees to comply in all respects with the provisions of this Section 6.3. Prior to any proposed sale, assignment, transfer or pledge of any Note and/or Conversion Stock, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense, by an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of any Note and/or Conversion Stock may be effected without registration under the Securities Act, whereupon the holder of such Note and/or Conversion Stock shall be entitled to transfer such Note and/or Conversion Stock, as the case may be, in accordance with the terms of the notice delivered by the holder to the Company; provided, that AEIC may transfer the Notes
                                 --------
          or Conversion Stock to any other wholly owned subsidiary of Cigna Corporation without delivering such legal opinion.

               6.4. Removal of Restrictions on Transfer of Securities.  Any
                    -------------------------------------------------
          legend referred to in Section 6.2 hereof shall be removed and the Company shall issue a certificate without such legend to the holder of such security if, unless otherwise required by state securities laws, (a) such security is sold pursuant to registration under the Securities Act, or (b) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that such legend may be removed otherwise than pursuant to Section 6.4(a).

          7.   AGREEMENTS RELATING TO TANDEM CAPITAL FINANCING.
               -----------------------------------------------

               7.1. Exclusive Engagement.  Until May 31, 1997 the Company
                    --------------------
          covenants that it will exclusively negotiate with Tandem Capital, a wholly owned subsidiary of Sirrom Capital Corporation ("Tandem"), with respect to Tandem's providing "permanent
            ------
          financing" (as such term is defined in the Notes); provided, that
                                                             --------
          the Company shall no longer be required to so exclusively negotiate with Tandem if, prior to May 31, 1997: (i) Tandem withdraws from negotiating to provide permanent financing for the Company, or (ii) the Company determines in its reasonable opinion that Tandem is no longer actively and in good faith negotiating to provide permanent financing for the Company.

               7.2. Actions to Occur at Consummation of Tandem Financing.
                    ----------------------------------------------------
          If a permanent financing arranged by Tandem shall close on or prior to May 31, 1997, then the Company agrees to cause the following to occur concurrent with such closing:

                    (a) Alfred J. Moccia, Pamela J. Newman, Peter R. Lasusa and Leonard Gubar shall resign as directors of the Company;

                    (b) Mr. Ian Meredith, an individual selected by Tandem and an individual selected by the mutual agreement of SIL, AEIC and Bensen (who shall not be affiliated with any of SIL or AEIC) shall be named to replace the directors so resigning; and

                    (c) The number of members constituting the Company's Board of Directors shall be reduced from eight (8) to seven (7).

          8.   MISCELLANEOUS.
               -------------

               8.1. Governing Law.  This Agreement shall be governed by and
                    -------------
          construed under the laws of the State of Delaware, without regard to the conflict of laws rules.

               8.2. Survival.  The representations, warranties, covenants
                    --------
          and agreements made herein shall survive any investigation made by the Purchasers and the Closing of the transactions contemplated hereby. All statements as to factual matters contained in any exhibit, certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument or, in the case of an exhibit, the date hereof.

               8.3. Finder's Fee.  Each party represents that it neither is
                    ------------
          nor will be obligated for any finder's fee or commission in connection with this transaction. The Purchasers and the Company agree to indemnify and hold harmless the other party from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchasers or the Company, as the case may be, is responsible.

               8.4. Successors and Assigns.  Except as otherwise expressly
                    ----------------------
          provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

               8.5. Entire Agreement.  This Agreement, the exhibits and the
                    ----------------
          other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements, except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective heirs, successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

               8.6. Severability.  In case any provision of this Agreement
                    ------------
          becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, however,
                                                        --------  -------
          that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

               8.7. Amendment and Waiver.  This Agreement may be amended
                    --------------------
          and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser against whom enforcement is sought. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon each holder of the Notes or any Conversion Stock at the time outstanding, each future holder of all such securities and the Company.

               8.8. Delays or Omissions.  No delay or omission to exercise
                    -------------------
          any right, power or remedy accruing to the Purchasers upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Purchasers' part of any breach, default or noncompliance under this Agreement or any waiver on the Purchasers' part of any provisions or conditions of this Agreement must be in writing, must be signed by all of the Purchasers and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement, by law or otherwise afforded to the Purchasers, shall be cumulative and not alternative.

               8.9. Notices.  All notices and other communications required
                    -------
          or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or four days after deposit with the United States Post office, by first class mail, postage prepaid, addressed: (a) if to the Purchasers, at each Purchaser's address as set forth at the end of this Agreement, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at its address as set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the Purchasers in writing.

               8.10.     Titles and Subtitles.  The titles of the
                         --------------------
          paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               8.11.     Counterparts.  This Agreement may be executed in
                         ------------
          any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

               The foregoing Agreement is executed as of the date first above written.

                                        COVER-ALL TECHNOLOGIES, INC.


                                        By: /s/ Alfred J. Moccia
                                           ------------------------------
                                             Authorized Officer

                                             Address:  18-01 Pollitt Drive
                                                       Fair Lawn, NJ 07410

                                        SOFTWARE INVESTMENTS LIMITED


                                        By: /s/ Mark D. Johnston
                                           ------------------------------
                                             Authorized Officer

                                             Address:  First Floor Offices
                                                       17 Queens Street
                                                       St. Helier
                                                       Jersey, Channel
                                                        Islands


                                        ATLANTIC EMPLOYERS INSURANCE
                                         COMPANY


                                        By: /s/ James R. Stallard
                                           ------------------------------
                                             Authorized Officer

                                             Address:  1601 Chestnut Street
                                                       - TLP44
                                                       Two Liberty Plaza
                                                       Philadelphia, PA
                                                        19192


                                         /s/ Roger D. Bensen
                                        ---------------------------------
                                        Roger D. Bensen

                                             Address:  69 Dandy Drive
                                                       Cos Cob, CT 06807

          The following directors of the Company are executing this Agreement solely for the purposes of agreeing to be bound by
          Section 7.2(a) hereof:


            /s/ Alfred J. Moccia
          ---------------------------------
          Alfred J. Moccia


            /s/ Pamela J. Newman
          ---------------------------------
          Pamela J. Newman


            /s/ Peter R. Lasusa
          ---------------------------------
          Peter R. Lasusa


            /s/ Leonard Gubar
          ---------------------------------
          Leonard Gubar

                                      EXHIBIT A

                               FORM OF CONVERTIBLE NOTE
                               ------------------------

             THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW
                                       ---
             AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH LAWS AND RULES AND REGULATIONS THEREUNDER.


                             COVER-ALL TECHNOLOGIES, INC.


                                   CONVERTIBLE NOTE

                                                       New York, New York
             $250,000.00                                   March 14, 1997


                       FOR VALUE RECEIVED, Cover-All Technologies, Inc.,
             a Delaware corporation (the "Company"), hereby promises to
                                          -------
             pay to Atlantic Employers Insurance Company, a New Jersey corporation, or its registered assigns (the "Holder"), the
                                                          ------
             principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00), together with interest thereon from the date hereof (computed on the basis of a 360-day year and actual days elapsed) at the rate of 12.5% per annum (but in no event to exceed the maximum rate permitted under applicable provisions of law). Subject to the prior automatic conversion of this Note pursuant to Section 2 hereof, the principal of and accrued interest on this Note shall be due and payable on the earlier to occur of (i) the closing of a "permanent financing" (as defined in Section 5.6 hereof) by the Company, and (ii) when declared due and payable by the Holder, or when this Note automatically becomes due and payable, upon the occurrence of an Event of Default (as defined below); provided, that the Holder shall, in either
                             --------
             event, have the option to convert this Note pursuant to
             Section 2.2 hereof in lieu of the repayment by the Company of the principal and accrued interest due hereunder. The date on which this Note becomes due and payable is referred to herein as the "Maturity Date." The payment of principal
                               -------------
             and interest shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Principal and interest on this Note shall be paid by wire transfer in accordance with the written instructions of the Holder or, in the absence of such instructions, by check mailed to the Holder's address set forth in the Purchase Agreement (as defined below). This Note may be prepaid at any time, in whole or in part, without premium or penalty, and the amount of the prepayment shall be applied first to accrued interest and the remainder to the unpaid principal balance hereof. This Note is issued pursuant to that certain Convertible Note Purchase Agreement between the Company, the Holder and certain other purchasers of similar notes, dated as of the date hereof (the "Purchase
                                                      --------
             Agreement"), and the Holder of this Note is entitled to
             ---------
             certain rights and privileges set forth in the Purchase
             Agreement.

                       1.   EVENTS OF DEFAULT.
                            -----------------

                            1.1 If any of the following events specified in this Section 1 shall occur (herein individually referred to as an "Event of Default"), then (i) with respect to the
                       ----------------
             Events of Default set forth in clauses (i), (ii), (iii),
             (iv) and (v), the Holder of this Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereunder to be immediately due and payable, by notice in writing to the Company, and (ii) with respect to the Events of Default set forth in clauses (vi) and (vii), this Note shall automatically become immediately due and payable:

                              (i)     default in the payment of the
                       principal of or accrued interest on this Note when due and payable, whether on the Maturity Date, by acceleration or otherwise;

                             (ii)     any representation or warranty made
                       by the Company in the Purchase Agreement shall have been incorrect in any material respect when made;

                            (iii)     the Company shall default in the
                       performance or observance of any term, covenant, condition or agreement contained in this Note (other than the payment of principal or interest hereunder) or in the Purchase Agreement and, if capable of being remedied, such default shall continue unremedied for a period of twenty (20) days after written notice shall have been given by the Holder to the Company;

                             (iv)     this Note or the Purchase Agreement
                       shall cease to be enforceable in accordance with its terms against the Company, or the Company shall so state in writing;

                              (v)     the Company shall default beyond
                       any period of grace provided with respect thereto in the payment of principal of, premium, if any, or interest on any obligation in an amount in excess of $50,000 in respect of borrowed money when due, whether by acceleration or otherwise; or the Company shall default in the performance or observance of any other agreement under which any such obligation is created, if the effect of any such default is to cause or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to the date of its stated maturity, unless such holder or holders or trustee shall have waived such default after its occurrence or unless such holder or holders or trustee shall have failed to give any notice required to create an event of default thereunder;

                             (vi)     the institution by the Company of
                       proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

                            (vii)     if, within sixty (60) days after
                       the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty
                       (60) days after the appointment, without the consent or acquiescence of the Company, of any trustee, receiver or liquidator of the Company or of all or any substantial part of its properties, such appointment shall not have been vacated.

                            1.2  In the case any one or more of the
             Events of Default specified in Section 1.1 hereof shall have occurred and be continuing, the Holder may, subject to the provisions of Section 1.3 hereof, proceed to protect and enforce its rights hereunder, either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note, or the Holder may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the Holder. If an Event of Default shall have occurred and the Holder shall employ attorneys, or incur other costs and expenses for the collection of payments due or to become due, or for the enforcement or performance or observance of any obligation or agreement of the Company under this Note, the Company agrees that it will pay to the Holder, on demand, the fees of such attorney together with all other costs and expenses incurred by the Holder.

                            1.3  No remedy herein conferred upon the
             Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                            1.4 No course of dealing between the Company and the Holder or any delay on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of the Holder hereof.

                       2.   CONVERSION.
                            ----------

                            2.1  Automatic Conversion.  Unless this Note
                                 --------------------
             shall have been previously paid in full or converted pursuant to Section 2.2, the outstanding principal amount of this Note and accrued and unpaid interest thereon automatically shall be converted into fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), on the close of
                                         ------------
             business on May 31, 1997. The number of shares of Common Stock into which this Note will be so converted shall be determined by dividing the aggregate principal amount and interest to be converted by the Conversion Price (as defined below) in effect at the time of such conversion. The conversion price (the "Conversion Price") initially shall
                                    ----------------
             equal $1.00, and shall be subject to adjustment as provided in Section 3.

                            2.2  Optional Conversion on Maturity Date.
                                 ------------------------------------
             On the Maturity Date and at the Holder's option, the Holder may elect to convert this Note into shares of Common Stock in lieu of the repayment by the Company of the principal and accrued interest due hereunder. The number of shares into which this Note will be so converted will be determined by reference to the Conversion Price in effect on the Maturity Date. In order to so convert this Note, the Holder shall notify the Company of its election to do so three (3) days prior to the closing of a permanent financing or promptly upon Holder's receiving notification of the occurrence of an Event of Default, as the case may be.

                            2.3  Mechanics and Effect of Conversion.  No
                                 ----------------------------------
             fractional shares of Common Stock will be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company will pay to the Holder the cash value of any fractional share. Upon conversion of this Note into Common Stock pursuant to Sections 2.1 or 2.2, the Holder shall surrender this Note at the principal executive offices of the Company, together with a written notice stating the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. At its expense, the Company will, as soon as practicable after receipt of this Note, issue and deliver to such Holder at such principal executive office, a certificate or certificates for the number of shares of Common Stock to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable in respect of fractional shares. Whether or not the Holder so delivers this Note and such notice as aforesaid, such conversion shall be deemed to have been made on the close of business on the date set forth in Section
             2.1 on which this Note automatically converts, or on the close of business on the Maturity Date, as the case may be, and the Holder shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

                       3.   ANTI-DILUTION AND OTHER PROVISIONS.
                            ----------------------------------

                            3.1  Adjustments for Stock Dividends,
                                 --------------------------------
             Subdivisions, Combinations and Reclassifications.  If the
             ------------------------------------------------
             Company shall (i) pay a stock dividend or make a distribution to holders of Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, then (A) the Conversion Price
                                           ----
             shall be increased or decreased, as the case may be, to an amount which shall bear the same relation to the Conversion Price in effect immediately prior to such action as the total number of shares of Common Stock outstanding immediately prior to such action shall bear to the total number of shares of Common Stock outstanding immediately after such action, and (B) this Note automatically shall be adjusted so that it thereafter shall be convertible into the kind and number of shares of Common Stock or other securities which the Holder would have owned and would have been entitled to receive after such action if this Note had been converted immediately prior to such action or any record date with respect thereto. An adjustment made pursuant to this Section 3.1 shall become effective retroactively immediately after the record date in the case of a dividend or distribution of Common Stock and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                            3.2  Adjustment for Certain Distributions.
                                 ------------------------------------
             If the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of (i) assets (including cash dividends), (ii) equity or debt securities of the Company (except for the Common Stock of the Company) or evidences of indebtedness of the Company, (iii) equity or debt securities of any corporation other than the Company or evidences of indebtedness of any such corporation, or (iv) subscription rights, options or warrants to purchase any of the foregoing assets or securities, whether or not such rights, options or warrants are immediately exercisable (hereinafter collectively called "Distributions on Common Stock"), the
                                  -----------------------------
             Company shall make provisions for the Holder to receive upon conversion of this Note a proportional amount (depending upon the extent to which this Note is converted) of such assets, equity or debt securities, evidences of indebtedness or such other rights, as if such Holder had converted this Note on or before such record date.

                            3.3  Adjustment for Consolidations and
                                 ---------------------------------
             Mergers.  In case of any consolidation or merger of the
             -------
             Company with or into another corporation or the sale of all or substantially all of the assets of the Company to another corporation, this Note thereafter shall be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock issuable upon conversion of this Note would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions in this Section 3, to the end that the provisions set forth in this Section 3 (including provisions with respect to changes in and adjustments of the number of shares of Common Stock into which this Note is convertible) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of this Note.

                            3.4  Other Dilutive Events.  If any event
                                 ---------------------
             shall occur as to which the provisions of this Section 3 shall not be strictly applicable, but with respect to which the failure to make any adjustment to the Conversion Price and the number of shares of Common Stock issuable upon conversion of this Note would not fairly protect the conversion rights contained in this Note in accordance with the intent and principles of this Section 3, upon request of the Holder, the Company shall appoint a firm of independent public accountants reasonably acceptable to the Holder which shall give its opinion upon the adjustments, if any, consistent with the intent and principles established in this Section 3 necessary to preserve without dilution the conversion rights represented by this Note. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder and shall make the adjustments described therein.

                            3.5  No Impairment.  The Company will not, by
                                 -------------
             amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

                            3.6  Notices to Holder.
                                 -----------------

                            If at any time,

                            (a)  the Company shall take any action which
                       would require an adjustment pursuant to this
                       Section 3 in the Conversion Price or in the number of shares of Common Stock issuable upon conversion of this Note; or

                            (b)  the Company shall authorize the making
                       to the holders of its Common Stock of any Distributions on Common Stock as set forth in
                       Section 3.2; or

                            (c)  the Company shall issue any additional
                       shares of Common Stock or declare any dividend (or any other distribution) on its Common Stock; or

                            (d)  there shall be any capital
                       reorganization or reclassification of the Common Stock, or any consolidation or merger to which the Company is a party, or any sale or transfer of all or substantially all of the assets of the Company; or

                            (e)  there shall be a voluntary or
                       involuntary dissolution, liquidation or winding up of the Company;

             then, in any one or more of such cases, the Company shall
             ----
             give written notice to the Holder, not less than twenty (20) days before any record date or other date set for definitive action, or of the date on which such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the current Conversion Price and the kind and amount of Common Stock and other securities and property deliverable upon conversion of this Note. Such notice also shall specify the date as of which the holders of the Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

                            3.7  Reservation of Stock.  The Company
                                 --------------------
             covenants that it will at all times reserve and keep available, solely for issuance upon conversion of this Note, such number of shares of Common Stock as shall then be sufficient to effect conversion of this Note. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose; provided, however, that the Company will not take any action
             --------  -------
             which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Note would exceed the total number of shares of Common Stock then authorized by the certificate of incorporation of the Company.

                            3.8  Notice of Adjustment of Conversion
                                 ----------------------------------
             Price.  Upon any adjustment of the Conversion Price, then
             -----
             and in each such case the Company shall give notice thereof to the Holder, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                            3.9  Closing of Books.  The Company will at
                                 ----------------
             no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the conversion of this Note in any manner which interferes with the timely conversion of this Note.

                       4.   EXCHANGE OR REPLACEMENT OF NOTE.
                            -------------------------------

                            4.1 The Holder, at its option, may in person or by duly authorized attorney surrender this Note for exchange, at the principal executive offices of the Company, and, at the expense of the Company, receive in exchange therefor a new Note in the same aggregate principal amount as the aggregate unpaid principal amount of the Note so surrendered, bearing interest at the same annual rate as the Note so surrendered and otherwise in substantially the form of the Note so surrendered.

                            4.2  Upon receipt by the Company of evidence
             satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company, upon reimbursement to it of reasonable expenses incidental thereto, will make and deliver a new Note, of like tenor, in lieu of this Note.

                            4.3  Any Note made and delivered in
             accordance with the provisions of this Section 5 shall be dated as of the original issuance date.

                       5.   MISCELLANEOUS.
                            -------------

                            5.1  The Company hereby waives presentment
             for payment, demand, notice of non-payment, protest and notice of protest.

                            5.2  This Note shall be binding upon the
             Company and its successors and assigns and shall inure to the benefit of the Holder and its successors, assigns and transferees.

                            5.3  All headings used herein are for
             convenience only and shall not be used to construe or interpret this Note.

                            5.4  All notices required or permitted under
             this Note shall be given in writing and shall be sent in accordance with the provisions of Section 8.9 of the Purchase Agreement.

                            5.5  THIS NOTE SHALL BE GOVERNED BY THE LAWS
             OF THE STATE OF DELAWARE. ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE STATE OF DELAWARE AND EACH OF THE PARTIES HERETO (I) UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT AND IRREVOCABLE AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY, AND
             (II) IRREVOCABLY WAIVES ANY OBJECTION SUCH PARTY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

                            5.6  For purposes hereof, the term "permanent
                                                                ---------
             financing" means a transaction (whether or not arranged by
             ---------
             Tandem (as defined in the Purchase Agreement)) pursuant to which the Company receives no less than $2.5 million of proceeds from an institutional investor (or investors), which transaction may either be in the form or the sale of Company equity or the incurrence by the Company of indebtedness (or both), and, if the transaction is the incurrence of debt (in whole or in part), such indebtedness is due no less than one (1) year from the date of its incurrence.

                       IN WITNESS WHEREOF, the Company has executed this
             Note on the date specified above.

                                      COVER-ALL TECHNOLOGIES, INC.



                                      By: _____________________________
                                                Authorized Officer

                                      EXHIBIT B

                                SCHEDULE OF EXCEPTIONS
                                ----------------------

                                         None

                                      EXHIBIT C

                        FORM OF REGISTRATION RIGHTS AGREEMENT
                        -------------------------------------

                            REGISTRATION RIGHTS AGREEMENT
                            -----------------------------


                    This Registration Rights  Agreement (this  "Agreement")
                                                                ---------
          is made this _____ day of March, 1997, among Cover-All Technologies, Inc. (the "Company"), Software Investments Limited, a British
                     -------
          Virgin Islands corporation ("SIL"), Atlantic Employers Insurance
                                       ---
          Company, a New Jersey corporation ("AEIC"), and Roger D. Bensen
                                              ----
          ("Bensen" and, together with SIL and AEIC, the "Purchasers").
            ------                                        ----------

                    WHEREAS, this Agreement is being entered into pursuant to the terms of a certain Convertible Note Purchase Agreement, dated of even date herewith, among the Company and the Purchasers (the "Note Purchase Agreement");
                -----------------------

                    WHEREAS, the Company, SIL and Care Corporation Limited,
          a British Virgin Islands corporation, are parties to a certain Stock Purchase Agreement, dated March 31, 1996 (the "SIL
                                                               ---
          Agreement"),   pursuant  to  which   the  Company,   pursuant  to
          ---------
          Section 9.2 of the SIL Agreement, granted to SIL certain registration rights with respect to certain Company securities, and now the Company wishes to extend those registration rights to apply to any "Conversion Stock" (as defined in the Note Purchase Agreement) hereafter held by SIL;

                    WHEREAS, the Company, AEIC and certain other parties named therein are parties to a certain Restructuring Agreement, dated as of March 1, 1996 (the "Restructuring Agreement"),
                                                ------------------------
          pursuant to which the Company, pursuant to Section 7.2 of the Restructuring Agreement, granted to AEIC certain registration rights with respect to certain Company securities, and now the Company wishes to extend those registration rights to apply to any "Conversion Stock" hereafter held by AEIC; and

                    WHEREAS, the Company wishes to grant to Bensen the same registration rights with respect to any "Conversion Stock" hereafter held by Bensen as SIL and AEIC are being granted hereby.

                    NOW, THEREFORE, in consideration of the benefits to be realized by the parties hereto under the Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                    1.   SIL.    The Company  hereby  grants  to SIL,  with
                         ---
          respect to any Conversion Stock hereafter held by SIL, those registration rights contained in Section 9.2 of the SIL Agreement, and the provisions of said Section 9.2 shall be deemed to be incorporated herein by this reference as though included herein in their entirety, mutatis mutandis, subject, however, to Section 4 below. References to "Warner" in said Section 9.2 shall refer to the Company.

                    2.   AEIC.  The Company hereby grants to AEIC, with
                         ----
          respect to any Conversion Stock hereafter held by AEIC, those registration rights contained in Section 7.2 of the Restructuring Agreement, and the provisions of said Section 7.2 shall be deemed to be incorporated herein by this reference as though included herein in their entirety, mutatis mutandis, subject, however, to
          Section 4 below.

                    3.   Bensen.  The Company hereby grants to Bensen, with
                         ------
          respect to any Conversion Stock hereafter held by Bensen, the same registration rights as granted above to SIL and AEIC, and all Conversion Stock held by Bensen shall be afforded the full benefits of the terms of such registration rights to the same extent as if Bensen had originally been a party to the SIL Agreement and/or the Restructuring Agreement.

                    4. Notwithstanding anything contained herein to the contrary or the provisions of Sections 9.2.1 and 7.2.1 of the SIL Agreement and Restructuring Agreement, respectively, the Company shall not be required to file a registration statement upon the demand of one or more of the Purchasers unless the Company shall receive a written request from one or more of the Purchasers requesting registration of at least 30% of the aggregate number of shares of Conversion Stock initially issued upon conversion of the Notes (as defined in the Note Purchase Agreement).

                    IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


                                        COVER-ALL TECHNOLOGIES, INC.


                                        By:_________________________
                                              Authorized Officer


                                        SOFTWARE INVESTMENTS LIMITED


                                        By:_________________________
                                              Authorized Officer


                                        ATLANTIC EMPLOYERS INSURANCE
                                           COMPANY


                                        By:_________________________
                                              Authorized Officer



                                        ____________________________
                                               Roger D. Bensen

                                      EXHIBIT D

                              FORM OF LICENSE AMENDMENT
                              -------------------------

                  AMENDMENT TO EXCLUSIVE SOFTWARE LICENSE AGREEMENT
                  -------------------------------------------------


                    This is an amendment (the "Amendment") to that certain
                                               ---------
          Exclusive Software License Agreement dated as of March 31, 1996 by and between Care Corporation Limited, a company incorporated in the British Virgin Islands, Warner Insurance Service, Inc., a Delaware corporation whose name has been changed to Cover-All Technologies, Inc., and, for certain limited purposes set forth therein, Cover-All Systems, Inc., a Delaware corporation and a wholly owned subsidiary of Cover-All Technologies, Inc. (the "Original Agreement"). Capitalized terms utilized in this Amendment
           ------------------
          and not defined herein shall have the meanings ascribed to them in the Original Agreement.

                    WHEREAS, this Amendment is being entered into pursuant to the terms of a certain Convertible Note Purchase Agreement, dated of even date herewith, among Cover-All Technologies, Inc., Software Investments Limited, a British Virgin Islands corporation, Atlantic Employers Insurance Company, a New Jersey corporation, and Roger D. Bensen (the "Note Purchase Agreement").
                                                 -----------------------

                    NOW THEREFORE, in consideration of the benefits to be realized by the parties hereto under the Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                    1. For purposes of consistency, references to "WARNER" in Section 2 below are being utilized notwithstanding that Warner Insurance Services, Inc. has changed its name to Cover-All Technologies, Inc.

                    2. Section 4 of the Original Agreement is deleted in its entirety and the following text is hereby substituted as a new Section 4 of the Original Agreement:

                    "4. AGREEMENTS RELATING TO MARKETING EFFORTS. To the extent set forth in this Section 4, WARNER, Cover-All and CCL agree to use their commercially reasonable best efforts to (i) develop and market CARE Software in the Licensed Territory and (ii) generate License Revenue and Net Sales. Without limiting the foregoing, WARNER hereby engages CCL to act as its sales agent with respect to the CARE Software in the Licensed Territory until March 31, 1999 (the "Term"). WARNER agrees that
                                                ----
                    CCL shall act as its exclusive sales agent during the Term with respect to (a) the current marketing and sales prospects identified by letter of even date herewith from CCL to WARNER, and (b) any prospect with respect to which CCL engages in marketing and sales efforts pursuant to this Section 4 and provides prior written notice thereof to WARNER. WARNER agrees to pay CCL a sales commission equal to twenty percent (20%) of Net Sales derived from CCL's efforts as sales agent during the Term. As a draw against any commissions payable to CCL, WARNER agrees, during the Term, to pay CCL, an amount equal to $10,000 per month (which amount includes all of CCL's costs and expenses), payable no later than by the 10th day of each such month. The failure by WARNER to pay such monthly amount, which failure is not promptly cured by WARNER after notice thereof from CCL, shall constitute a breach of this
                    Section 4, which breach shall result in WARNER having a nonexclusive license of the Licensed Rights thereafter. CCL shall have the right, as determined in its sole discretion, to utilize its subsidiaries, other affiliates, or agents in the performance of its marketing and sales efforts pursuant to this Section 4.

                    3. Except as specifically provided herein, the Original Agreement shall not be otherwise affected by this Amendment and shall continue to be in full force and effect in accordance with its terms.

                    4.   Care Corporation Limited ("CCL") represents and
                                                    ---
          warrants to Cover-all Technologies, Inc. that (i) CCL has all requisite corporate power to execute and deliver this Amendment,
          (ii) all corporate action on the part of CCL necessary for the authorization, execution and delivery by CCL of this Amendment and the performance of all of CCL's obligations hereunder has been taken, and (iii) this Amendment constitutes a valid and legally binding obligation of CCL enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                    IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the ___ day of March, 1997.


          CARE CORPORATION LIMITED           COVER-ALL TECHNOLOGIES, INC.
                                             (formerly Warner Insurance
                                              Services, Inc.)


          By:_______________________         By:_______________________
              Authorized Officer                 Authorized Officer


          COVER-ALL SYSTEMS, INC.


          By: _______________________
                Authorized Officer

                                      EXHIBIT E

                         FORM OF PURCHASE AGREEMENT AMENDMENT
                         ------------------------------------

                        AMENDMENT TO STOCK PURCHASE AGREEMENT
                        -------------------------------------


                    This is an amendment (the "Amendment") to that certain
                                               ---------
          Stock Purchase Agreement dated as of March 31, 1996 by and among Warner Insurance Services, Inc., a Delaware corporation whose name has been changed to Cover-All Technologies, Inc., Software Investments Limited, a British Virgin Islands corporation, and Care Corporation Limited, a British Virgin Islands corporation (the "Original Agreement"). Capitalized terms utilized in this
                ------------------
          Amendment and not defined herein shall have the meanings ascribed to them in the Original Agreement.

                    WHEREAS, this Amendment is  being entered into pursuant
          to the terms of a certain Convertible Note Purchase Agreement, dated of even date herewith, among Cover-All Technologies, Inc., Software Investments Limited, Atlantic Employers Insurance Company, a New Jersey corporation, and Roger D. Bensen (the "Note
          Purchase Agreement").                                        ----
          ------------------

                    NOW, THEREFORE, in consideration of the benefits to be realized by the parties hereto under the Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                    1. For purposes of consistency, references to "Warner" in Sections 2 and 3 below are being utilized notwithstanding that Warner Insurance Services, Inc. has changed its name to Cover-All Technologies, Inc.

                    2. A new subsection 5(l) is hereby added to the Original Agreement as follows:

                    "(l) Commencing March __, 1997, notwithstanding anything to this contrary provided in this Section 5 or elsewhere herein, the number of License Shares subject to repurchase by Warner shall be reduced by an aggregate of 500,000 License Shares for each $1,000,000 of cumulative Net Sales earned on and after such date by Warner, such reduction to be effective when each such $1,000,000 of Net Sales is actually earned by the Company."

                    3.   Subsections  5(b),  5(c),  5(d) and  5(e)  of  the
          Original Agreement are deleted in their entirety and the following text is hereby substituted as new subsections 5(b), 5(c), 5(d) and 5(e) of the Original Agreement:

                         "(b) If during  the period ending three  (3) years
                    after the Closing Date Warner recognizes cumulative Net Sales from $1,000,000 to $1,999,999, then, to the extent that the number of License Shares subject to repurchase shall not have been previously reduced pursuant to subsection 5(l) below, Warner shall have the right to repurchase 2,000,000 of the License Shares at a price of $.01 per share, provided, however, that the License Shares repurchasable by Warner shall be reduced by 1 share for each $2.00 of Net Sales in excess of $1,000,000.

                         (c) If during the period ending three (3) years after the Closing Date Warner recognizes cumulative Net Sales from $2,000,000 to $2,999,999, then, to the extent that the number of License Shares subject to repurchase shall not have been previously reduced pursuant to subsection 5(l) below, Warner shall have the right to repurchase 1,500,000 of the License Shares at a price of $.01 per share, provided, however, that the License Shares repurchasable by Warner shall be reduced by 1 share for each $2.00 of Net Sales in excess of $2,000,000.

                         (d) If during the period ending three (3) years after the Closing Date Warner recognizes cumulative Net Sales from $3,000,000 to $3,999,999, then, to the extent that the number of License Shares subject to repurchase shall not have been previously reduced pursuant to subsection 5(l) below, Warner shall have the right to repurchase 1,000,000 of the License Shares at a price of $.01 per share, provided, however, that the License Shares repurchasable by Warner shall be reduced by 1 share for each $2.00 of Net Sales in excess of $3,000,000.

                         (e) If during the period ending three (3) years after the Closing Date Warner recognizes cumulative Net Sales from $4,000,000 to $4,999,999, then, to the extent that the number of License Shares subject to repurchase shall not have been previously reduced pursuant to subsection 5(l) below, Warner shall have the right to repurchase 500,000 of the License Shares at a price of $.01 per share, provided, however, that the License Shares repurchasable by Warner shall be reduced by 1 share for each $2.00 of Net Sales in excess of $4,000,000.

                    4. Except as specifically provided herein, the Original Agreement shall not be otherwise affected by this Amendment and shall continue to be in full force and effect in accordance with its terms.

                    5. Each of Software Investments Limited and Care Corporation Limited represents and warrants, on its own behalf and not on behalf of the other, to Cover-All Technologies, Inc. that (i) it has all requisite corporate power to execute and deliver this Amendment, (ii) all corporate action on its part necessary for the authorization, execution and delivery by it of this Amendment and the performance of all of its obligations hereunder has been taken, and (iii) this Amendment constitutes its valid and legally binding obligation enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.


                    IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the ____ day of March, 1997.


                                             COVER-ALL TECHNOLOGIES, INC.


                                             By:_________________________
                                                   Authorized Officer


                                             SOFTWARE INVESTMENTS LIMITED


                                             By:__________________________
                                                    Authorized Officer


                                             CARE CORPORATION LIMITED


                                             By:__________________________
                                                    Authorized Officer

                                      EXHIBIT F

                              FORM OF RELEASE AGREEMENT
                              -------------------------

                           RELEASE AND DISCHARGE AGREEMENT
                           -------------------------------


               RELEASE AND DISCHARGE AGREEMENT, dated as of March 14, 1997 among COVER-ALL TECHNOLOGIES, INC., a Delaware corporation (the "Company"); each of those individuals listed on the signature
           -------
          page hereto who are current and former directors of the Company (collectively, the "Directors" and, together with the Company,
                              ---------
          the "Releasees"); SOFTWARE INVESTMENTS LIMITED, a British Virgin
               ---------
          Islands corporation ("SIL"); and CARE CORPORATION LIMITED, a
                                ---
          British Virgin Islands corporation ("Care" and, together with
          SIL, the "Releasors").               ----
                    ---------

                                   R E C I T A L S


               WHEREAS, the Company, SIL and Care are parties to that certain Stock Purchase Agreement dated as of March 31, 1996 (the "Purchase Agreement");
           ------------------

               WHEREAS, concurrent with the execution hereof SIL and the Company are entering into a certain Note Purchase Agreement in the form annexed hereto as Exhibit A (the "Note Agreement") which
                                     ---------       --------------
          provides that it is a condition to consummating the transactions thereunder that this Agreement be delivered by SIL and Care;

               WHEREAS, the Releasors and Releasees desire to settle all liabilities, claims, losses, demands, actions and causes of action whatsoever which Releasors against Releasees had, now have, or may hereafter have on account of any matter or thing whatsoever from the beginning of time to the date of this Agreement relating to, arising under or in any way respecting (i) the Purchase Agreement, any document entered into in connection with or pursuant to the Purchase Agreement (including, without limitation, the Exclusive Software License Agreement) and any information provided or statements made by any of the Releasees (whether written or oral) in connection with the negotiation and execution of the Purchase Agreement or any such document entered into in connection therewith, (ii) the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (whether or not relating to the Purchase Agreement or the transactions contemplated thereby), (iii) any information provided or statements made by any of the Releasees in any other public document and/or press release or otherwise which cover the same or similar matters contained in the Form 10-K described above,
          (iv) any information provided or statements made by any of the Releasees (whether to Releasors or in any public document and/or press release or otherwise), with respect to the continuing impact of discontinued operations, funds needed and available for continuing operations or the uses of the Company's working capital, and (v) the fiduciary duty of the Directors as such duty relates to any of the matters include in the foregoing clauses
          (i), (ii), (iii) and (iv) (collectively, the "Released Claims");
          and                                           ---------------

               WHEREAS, the Releasors desire to release and forever discharge Releasees and the Releasees' respective successors, assigns and Affiliates (as defined herein) and, with respect to the Directors, their respective heirs, executors, distributees and administrators (collectively, the "Releasee Related Parties")
          of and from any Released Claims.       ------------------------

               NOW, THEREFORE, in consideration of the foregoing premises, the entering into of the Note Agreement and the performance thereunder of the obligations of the parties thereto and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree as follows:

               1.   GENERAL RELEASE.  The Releasors, on their own behalf
                    ---------------
          and on behalf of their respective employees, shareholders, partners, officers and directors and any and all Affiliates of the foregoing (collectively, the "Releasor Related Parties")
                                            ------------------------
          hereby release and forever discharge the Releasees and the Releasee Related Parties of and from any and all Released Claims.

               2.   INDEMNITY.  In the event that any Releasor or any
                    ---------
          Releasor Related Party takes any action in violation of the general release and discharge provided in paragraph 1 hereof, the Releasors, jointly and severally, agree to indemnify and hold harmless the Releasees and the Releasee Related Parties from and against any and all liabilities, claims, losses, demands, actions, causes of action and expenses (including reasonable attorneys' fees, which fees and other costs shall be paid as incurred and regardless of the outcome of any proceeding) arising out of or in connection with any asserted, alleged, threatened or litigated claim, lawsuit, arbitration or other proceeding asserted or brought by any Releasor or any Releasor Related Party with respect to the matters released pursuant to paragraph 1 hereof.

               3.   COVENANT NOT TO SUE.  The Releasors will not file,
                    -------------------
          initiate, commence, institute, maintain, prosecute, aid, assist or voluntarily participate in any way in any action at law, suit in equity or other proceeding, whether administrative, judicial or otherwise, or voluntarily appear, testify or produce documents in any such action, suit or proceeding against the Releasees or any Releasee Related Party concerning any act or omission of any such person occurring prior to the date of this Agreement, which act or omission is the subject of the general release provided in paragraph 1 hereof. The foregoing notwithstanding, the Releasors may be compelled by legal process in connection with a proceeding not initiated by the Releasors to produce documents, participate in depositions or provide testimony.

               4.   NO ADMISSION OF LIABILITY.  The parties hereto
                    -------------------------
          acknowledge that this Agreement is being executed in order to settle and forever set at rest all controversies of whatsoever nature which may exist among the parties in connection with the Released Claims, and that neither this Agreement nor the releases contained herein constitute an acknowledgment or admission of liability in any way on the part of any party hereto or its successors, assigns, agents, officers, directors or employees, all of whom expressly deny any liability for any and all claims of whatsoever nature.

               5.   NO SUBROGATION.  The Releasors warrant and represent to
                    --------------
          the Releasees that they have not made or suffered any assignment, subrogation, hypothecation or other disposition by operation of law or otherwise, of any claim, right, interest, demand, obligation or cause of action among them stated to have been released pursuant to paragraph 1 hereof. The Releasors, jointly and severally, agree to indemnify and hold harmless the Releasees and the Releasee Related Parties from any such claim asserted by any person or entity claiming to be an assignee or subrogee of any claim, right, interest, obligation, demand or cause of action among the parties that has been released pursuant to paragraph 1 hereof.

               6.   NO PRIOR AGREEMENTS.  Other than with respect to the
                    -------------------
          Purchase Agreement, the undersigned represent that no promises, inducements or agreements not herein expressed have been made to the undersigned, that neither party has any right to rely on any other prior or contemporaneous representation by any one concerning this Agreement, and that this Agreement contains the complete and entire Agreement between the parties hereto with respect to the matters described herein, which may not be terminated, amended, modified or changed except in a writing signed by all parties to this Agreement. Each of the undersigned has read the foregoing Agreement, has had it explained to it or him by its attorney, fully appreciates and understands this Agreement and freely and of its or his own accord is executing this Agreement.

               7.   MISCELLANEOUS.
                    -------------

                    (a)  Binding Effect.  This Agreement shall be binding
                         --------------
          upon and inure to the benefit of the parties hereto and the Releasee Related Parties and the Releasor Related Parties, as the case may be.

                    (b)  Notices.  Any notice provided for herein shall be
                         -------
          in writing and shall be given or made (i) when personally delivered; (ii) when sent by a telecopier and confirmed within forty eight (48) hours by letter mailed or delivered to the party to be notified at its or his address set forth herein; (iii) three (3) days following deposit for mailing by first class registered or certified mail, return receipt requested; or (iv) one day following deposit for delivery through an overnight express mail service providing next-day delivery, to the address of the other party set forth herein:

                         If to the Company:

                         Cover-All Technologies, Inc.
                         18-01 Pollitt Drive
                         Fair Lawn, New Jersey  07410
                         Attention:  Corporate Secretary
                         Tel:  (201) 794-4800
                         Fax:  (201) 791-9113

                         With a copy to:

                         Reid & Priest LLP
                         40 West 57th Street
                         New York, New York 10019
                         Attention:  Leonard Gubar, Esq.
                         Tel:  (212) 603-6771
                         Fax:  (212) 603-2001

                         If to Releasors:

                         Software Investments Limited
                         Care Corporation Limited
                         c/o Moore Stephens International Services
                              (BVI) Limited
                         Abbott Building
                         P.O. Box 3186
                         Main Street
                         Road Town
                         Tortola, British Virgin Islands
                         Attention:  Carol Raward
                         Fax:  (809) 494-3592

                         and

                         Software Investments Limited
                         First Floor Offices
                         17 Queens Street
                         St. Helier
                         Jersey, Channel Islands
                         Attention:  Brian Lowcock or
                                 Michael McGuiness
                         Fax:  (011) 44-534-887901

                         With a copy to:

                         Gardere & Wynne, L.L.P.
                         1601 Elm Street, Suite 3000
                         Dallas, Texas  75201
                         Attention: Randall G. Ray, Esq.
                         Tel: (212) 999-4544
                         Fax: (214) 999-4667

                    (c)  Severability.  If any provision of this Agreement,
                         ------------
          or portion hereof, shall be held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision or portion thereof, and this Agreement shall be carried out as if any such invalid or unenforceable provision or portion thereof were not contained herein. In addition, any such invalid or unenforceable provision or portion thereof shall be deemed, without further action on the part of the parties hereto, modified, amended or limited to the extent necessary to render the same valid and enforceable.

                    (d)  Waiver.  No waiver by a party hereto of a breach
                         ------
          or default hereunder by the other party shall be considered valid unless in writing signed by such first party, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or any other nature.

                    (e)  Titles.  The titles of the Sections and paragraphs
                         ------
          of this Agreement are inserted merely for convenience and ease of reference and shall not affect or modify the meaning of any of the terms, covenants or conditions of this Agreement.

                    (f)  Definition of Affiliate.  For purposes of this
                         -----------------------
          Agreement, an "Affiliate" of a specified person is a person that
                         ---------
          directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.

                    (g)  APPLICABLE LAW.  THIS AGREEMENT, AND ALL OF THE
                         --------------
          RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO PRINCIPLES RELATING TO CONFLICTS OF LAW.

                    (h)  Representations and Warranties of Releasors.  Each
                         -------------------------------------------
          of SIL and Care represents and warrants, on its own behalf and not on behalf of the other, to the Releasees that (i) it has all requisite corporate power to execute and deliver this Agreement,
          (ii) all corporate action on its part necessary for the authorization, execution and delivery by it of this Agreement and the performance of all of its obligations hereunder has been taken, and (iii) this Agreement constitutes its valid and legally binding obligation enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

               IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first written above.


                                        RELEASORS:

                                        SOFTWARE INVESTMENTS LIMITED


                                        By:__________________________
                                               Authorized Officer

                                        CARE CORPORATION LIMITED


                                        By:___________________________
                                               Authorized Officer

                                        RELEASEES:

                                        COVER-ALL TECHNOLOGIES, INC.


                                        By:___________________________
                                               Authorized Officers


                                        ______________________________
                                        ALFRED MOCCIA


                                        ______________________________
                                        HARVEY KRIEGER


                                        ______________________________
                                        LEONARD GUBAR


                                        ______________________________
                                        PETER R. LASUSA


                                        ______________________________
                                        PAMELA J. NEWMAN


                                        ______________________________
                                        JAMES R. STALLARD

                                      EXHIBIT A
                                      ---------

                           FORM OF NOTE PURCHASE AGREEMENT
                           -------------------------------

                                      EXHIBIT G

                                  WIRE INSTRUCTIONS
                                  -----------------


          Title of Account:   Reid & Priest Special Account

          Bank:               Citibank

          ABA No.:            021-000-089

          Acct. No.:          09322946

          Attn.:              Jeanne Montalbano